NATIXIS FUNDS

Supplement dated February 15, 2013, to the Natixis Funds Statement of Additional Information

dated May 1, 2012, as may be revised or supplemented from time to time, for the following funds:

ASG Diversifying Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
ASG Global Alternatives Fund	Loomis Sayles Strategic Alpha Fund
ASG Managed Futures Strategy Fund	Gateway Fund

Effective immediately the second and third paragraphs in the sub-section “Other Derivatives; Future Developments” within the section “Investment Strategies and Risks” are hereby replaced with the following:

The ASG Funds and Loomis Sayles Funds are registered as commodity pools (the “Pools”) under the Commodity Exchange Act (the “CEA”) and AlphaSimplex and Loomis Sayles are registered as commodity pool operators (the “CPOs”) under the CEA with respect to the Pools. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Pools once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Pools is uncertain. Compliance with the CFTC’s new regulatory requirements could increase the Pools’ expenses, adversely affecting the Pools’ total return.

The Gateway Fund (the “Excluded Fund”) is operated by a person who has claimed an exclusion from the definition of the term CPO under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Excluded Fund nor the Adviser (with respect to the Excluded Fund) is subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Excluded Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Excluded Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Excluded Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Excluded Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to the Excluded Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return. In addition, the amendments are currently the subject of a pending legal challenge seeking to invalidate the CFTC’s rulemaking. The outcome of the suit, and any resulting effect on the Fund, is uncertain at this time.

NATIXIS FUNDS

Supplement dated February 15, 2013, to the Natixis Funds Statement of Additional Information

dated March 30, 2012, as may be revised or supplemented from time to time, for the following funds:

ASG Growth Markets Fund	Loomis Sayles Capital Income Fund
Gateway International Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund

Effective immediately the second and third paragraphs in the sub-section “Other Derivatives; Future Developments” within the section “Investment Strategies and Risks” are hereby replaced with the following:

The Growth Markets Fund is registered as a commodity pool (the “Pool”) under the Commodity Exchange Act (the “CEA”) and AlphaSimplex is registered as a commodity pool operator (a “CPO”) under the CEA with respect to the Pool. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Pool once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Pool is uncertain. Compliance with the CFTC’s new regulatory requirements could increase the Pool’s expenses, adversely affecting the Pool’s total return.

The Gateway International Fund, Capital Income Fund and Senior Floating Rate Fund (the “Excluded Funds”) are operated by a person who has claimed an exclusion from the definition of the term CPO under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Excluded Funds nor the Adviser (with respect to the Excluded Funds) is subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Excluded Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an Excluded Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Excluded Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Excluded Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to an Excluded Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return. In addition, the amendments are currently the subject of a pending legal challenge seeking to invalidate the CFTC’s rulemaking. The outcome of the suit, and any resulting effect on the Funds, is uncertain at this time.